SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 14, 2008
OTTER TAIL CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	0-00368	41-0462685
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

215 South Cascade Street, P.O. Box 496, Fergus Falls, MN	56538-0496
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (866) 410-8780
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Signature

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On April 14, 2008, the Board of Directors of Otter Tail Corporation (the “Company”) reelected Nathan Partain, and elected James Stake and John Erickson to serve three-year terms on Otter Tail Corporation’s board of directors. Mr Stake fills the vacancy created by the retirement of Dennis Emmen, former CFO of Otter Tail Power Company, who served on the board for 24 years. Mr. Stake, of St. Paul, Minn., is a recently retired 3M Company executive. He served as 3M’s executive vice president of enterprise services and also chaired several 3M committees including risk management and environmental, health and safety. Mr. Erickson, Otter Tail Corporation’s president and CEO, became a director one year ago by board appointment following another director’s retirement.
Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OTTER TAIL CORPORATION
Date: April 15, 2008

	By	/s/ Kevin G. Moug

Kevin G. Moug
Chief Financial Officer
and Treasurer

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